UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 18, 2006


                         LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

               1-5721                                      13-2615557
      (Commission File Number)                 (IRS Employer Identification No.)


         315 PARK AVENUE SOUTH                                10010
           NEW YORK, NEW YORK
(Address of Principal Executive Offices)                   (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

On August 18, 2006, Leucadia National Corporation (the "Company") acquired 26,400,000 common shares of Fortescue Metals Group Ltd ("Fortescue"), representing approximately 9.99% of the outstanding common stock of Fortescue, and a 13 year, $100 million note of Fortescue's subsidiary, FMG Chichester Pty Ltd, pursuant to a previously disclosed subscription agreement, for an aggregate investment of $400,000,000.



























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2006

                                                 LEUCADIA NATIONAL CORPORATION

                                                      /s/ Barbara L. Lowenthal
                                                      --------------------------
                                                 Name:    Barbara L. Lowenthal
                                                 Title:   Vice President